CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form SB-2.



                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
October 17, 1996